                                                                       EX - 99 q

               FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND, INC.

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that, Richard R. Burt, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Short-Intermediate Income Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                                     /s/Richard R. Burt
                                                     --------------------
                                                     Richard R. Burt



Date:  September 26, 2000

               FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND, INC.

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that, Richard T. Hale, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Short-Intermediate Income Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as President of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                                     /s/Richard T. Hale
                                                     --------------------
                                                     Richard T. Hale



Date:  December 19, 2000

               FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND, INC.

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that, Louis E. Levy, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Short-Intermediate Income Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                                     /s/Louis E. Levy
                                                     -------------------
                                                     Louis E. Levy



Date:  September 26, 2000

               FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND, INC.

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that, Eugene J. McDonald, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Short-Intermediate Income Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                                     /s/Eugene J. McDonald
                                                     ----------------------
                                                     Eugene J. McDonald



Date:  September 26, 2000

               FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND, INC.

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that, Truman T. Semans, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Short-Intermediate Income Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as Chairman and a director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                                     /s/Truman T. Semans
                                                     --------------------
                                                     Truman T. Semans



Date:  September 26, 2000

               FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND, INC.

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that, Carl W. Vogt, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Short-Intermediate Income Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                                     /s/Carl W. Vogt, Esq.
                                                     ---------------------
                                                     Carl W. Vogt, Esq.



Date:  December 19, 2000

               FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND, INC.

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that, Rebecca W. Rimel, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch, and each of them singly, her true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in her name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Short-Intermediate Income Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal as of the date set forth below.


                                                     /s/Rebecca W. Rimel
                                                     --------------------
                                                     Rebecca W. Rimel



Date:  September 26, 2000

               FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND, INC.

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that, Robert H. Wadsworth, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Short-Intermediate Income Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                                     /s/Robert H. Wadsworth
                                                     ----------------------
                                                     Robert H. Wadsworth



Date:  September 26, 2000

               FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND, INC.

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that, Charles A. Rizzo, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Short-Intermediate Income Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as Treasurer of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                                     /s/Charles A. Rizzo
                                                     -------------------
                                                     Charles A. Rizzo



Date:  September 26, 2000










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1 Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank AG, Deutsche Funds Management, Bankers Trust Company, DB Alex.Brown LLC, Deutsche Asset Management Inc. (formerly Morgan Grenfell Inc.), and Deutsche Asset Management Investment Services Limited. 2 Under the Bank Bribery Act and other applicable laws and regulations, severe penalties may be imposed on anyone who offers or accepts such improper payments or gifts. If you receive or are offered an improper payment or gift, or if you have any questions as to the application or interpretation of Deutsche Bank's rules regarding the acceptance of gifts, you must bring the matter to the attention of the Compliance Department.

3 For purposes of this policy, "Managing Officer" is defined as an officer of at least the Managing Director level to whom the employee directly or indirectly reports, who is in charge of the employee's unit (e.g., a Department Head, Division Head, Function Head, Group Head, General Manager, etc). 4 Securities do not include direct obligations of the Government of the United States, bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements, and shares issued by registered, open-end mutual funds.
5 Open-end mutual fund accounts include accounts that, by their terms, permit holders to purchase shares of open-end mutual funds only. They do not include accounts that permit holders to purchase both shares of open-end mutual funds and shares of other issuers.